UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2012

Item 1. Schedule of Investments.

Schedule of investments (Unaudited)

Delaware Core Plus Bond Fund

April 30, 2012

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.47%
Fannie Mae Grantor Trust Series 2002-T1 A2 7.00% 11/25/31	USD	66,241	$78,766
Fannie Mae Interest Strip Series 35-2 12.00% 7/1/18		31,582	36,336
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18		578	656
Series 1996-46 ZA 7.50% 11/25/26		84,602	95,693
Series 2002-83 GH 5.00% 12/25/17		414,235	444,188
Series 2011-80 CB 4.00% 8/25/26		1,953,713	2,134,556
•Fannie Mae Whole Loan Series 2002-W1 2A 7.084% 2/25/42		83,178	97,226
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		300,000	324,106
Series 3131 MC 5.50% 4/15/33		200,000	212,162
Series 3173 PE 6.00% 4/15/35		325,000	354,441
Series 3656 PM 5.00% 4/15/40		235,000	267,738
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		31,747	38,307
GNMA
Series 2010-42 PC 5.00% 7/20/39		545,000	638,136
Series 2010-113 KE 4.50% 9/20/40		245,000	275,291
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		80,000	84,960
Total Agency Collateralized Mortgage Obligations (cost $4,829,581)			5,082,562

Agency Mortgage-Backed Securities – 15.76%
Fannie Mae 10.50% 6/1/30		10,879	11,194
•Fannie Mae ARM
2.198% 11/1/35		86,477	92,321
5.07% 8/1/35		49,103	52,613
6.276% 7/1/36		164,557	178,293
Fannie Mae S.F. 15 yr
3.50% 11/1/26		246,855	260,728
4.00% 11/1/25		339,735	365,668
5.00% 5/1/21		117,537	127,833
8.00% 10/1/16		52,516	56,868
Fannie Mae S.F. 15 yr TBA
3.00% 5/1/27		3,322,000	3,466,298
3.50% 5/1/27		3,107,000	3,277,885
Fannie Mae S.F. 20 yr 5.50% 8/1/28		382,631	419,056
Fannie Mae S.F. 30 yr
4.00% 1/1/42		445,529	471,922
5.00% 12/1/36 to 2/1/38		415,254	451,414
6.00% 9/1/36 to 2/1/41		2,728,071	3,027,172
8.00% 2/1/30		21,075	21,817
10.00% 7/1/20 to 2/1/25		133,776	157,415
Fannie Mae S.F. 30 yr TBA
3.50% 5/1/42		7,195,000	7,470,432
4.00% 5/1/42		2,230,000	2,358,573
5.50% 5/1/42		1,320,000	1,443,338
6.00% 5/1/42 to 6/1/42		2,774,000	3,065,170
•Freddie Mac ARM
2.498% 7/1/36		54,772	58,037
5.81% 10/1/36		133,791	142,945
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 1/1/24		111,052	119,609
5.50% 8/1/23		71,375	77,437
Freddie Mac S.F. 30 yr
5.50% 3/1/42		3,090,000	3,374,014
6.00% 8/1/38 to 10/1/38		1,219,247	1,358,936
8.00% 5/1/31		104,484	127,674
10.00% 1/1/19		10,047	11,935
11.50% 6/1/15 to 3/1/16		19,968	22,053
GNMA I GPM 12.25% 3/15/14		3,787	3,809
GNMA I S.F. 15 yr 6.50% 7/15/14		27,168	30,196

GNMA I S.F. 30 yr
7.50% 1/15/32	12,587	14,809
8.00% 5/15/30	13,282	13,703
9.50% 10/15/19 to 3/15/23	33,466	38,786
10.00% 9/15/18	8,101	8,182
11.00% 8/15/15 to 9/15/15	8,097	8,230
11.50% 7/15/15	1,155	1,161
12.00% 2/15/13 to 11/15/15	51,585	52,314
12.50% 11/15/13 to 1/15/16	21,558	21,970
GNMA II GPM 10.75% 3/20/16	4,297	4,318
GNMA II S.F. 30 yr
7.50% 9/20/30	19,048	23,238
8.00% 6/20/30	10,028	12,375
10.00% 11/20/15 to 6/20/21	26,065	31,060
10.50% 3/20/16 to 2/20/21	39,200	40,931
11.00% 5/20/15 to 7/20/19	863	868
12.00% 3/20/14 to 5/20/15	2,666	2,836
12.50% 10/20/13 to 7/20/15	9,645	9,820
Total Agency Mortgage-Backed Securities (cost $32,005,281)		32,387,256

Commercial Mortgage-Backed Securities – 4.67%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	300,000	319,331
Bank of America Merrill Lynch Commercial Mortgage Securities
•Series 2005-1 A5 5.337% 11/10/42	80,000	87,601
•Series 2005-6 A4 5.366% 9/10/47	40,000	44,799
•Series 2006-2 A4 5.921% 5/10/45	115,000	131,301
Series 2006-4 A4 5.634% 7/10/46	200,000	226,016
•Bear Stearns Commercial Mortgage Securities
Series 2005-T20 A4A 5.299% 10/12/42	60,000	66,900
Series 2006-PW12 A4 5.902% 9/11/38	55,000	62,637
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	100,000	106,367
•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	225,000	247,095
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.596% 2/15/39	83,562	88,044
#DBUBS Mortgage Trust 144A
Series 2011-LC1A A3 5.002% 11/10/46	850,000	969,465
•Series 2011-LC1A C 5.728% 11/10/46	100,000	102,738
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	420,000	452,797
Series 2005-GG4 A4A 4.751% 7/10/39	450,000	489,026
•Series 2006-GG6 A4 5.553% 4/10/38	435,000	484,641
#Series 2010-C1 A2 144A 4.592% 8/10/43	145,000	161,524
•#Series 2010-C1 C 144A 5.635% 8/10/43	100,000	102,641
#Series 2011-ALF A 144A 2.716% 2/10/21	249,923	254,222
•#Series 2011-GC3 B 144A 5.361% 3/10/44	160,000	167,751
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	340,000	368,971
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP3 A4A 4.936% 8/15/42	235,000	259,143
Series 2005-LDP4 A4 4.918% 10/1/42	125,000	135,597
Series 2005-LDP5 A4 5.372% 12/15/44	480,000	537,276
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	120,000	125,952
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	98,708	100,125
•Series 2005-CKI1 A6 5.391% 11/12/37	300,000	335,302
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	592,000	651,730
•Series 2007-T27 A4 5.817% 6/13/42	1,260,000	1,460,201
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	120,000	136,574
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	210,000	234,706
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44	635,000	690,848
Total Commercial Mortgage-Backed Securities (cost $8,746,254)		9,601,321

Convertible Bond – 0.12%
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	225,000	237,375
Total Convertible Bond (cost $216,755)		237,375

Corporate Bonds – 42.78%
Banking – 5.58%
Abbey National Treasury Services 4.00% 4/27/16	120,000	118,755
Bank of America
3.75% 7/12/16	750,000	747,492
5.70% 1/24/22	75,000	78,880

BB&T
3.95% 3/22/22		245,000	252,231
5.25% 11/1/19		627,000	697,035
•BB&T Capital Trust IV 6.82% 6/12/57		60,000	60,825
•Bear Stearns 4.923% 12/7/12	AUD	200,000	207,613
•Branch Banking & Trust 0.793% 9/13/16	USD	280,000	264,194
City National 5.25% 9/15/20		160,000	171,275
@#CoBank 144A 7.875% 4/16/18		250,000	304,765
Export-Import Bank of Korea 5.00% 4/11/22		500,000	539,553
Fifth Third Bancorp 3.50% 3/15/22		350,000	351,145
•Fifth Third Capital Trust IV 6.50% 4/15/37		510,000	507,450
Goldman Sachs Group 5.75% 1/24/22		155,000	162,152
#HSBC Bank 144A 3.10% 5/24/16		590,000	611,962
HSBC Holdings 4.00% 3/30/22		415,000	422,475
JPMorgan Chase 4.50% 1/24/22		350,000	373,562
JPMorgan Chase Bank 6.00% 10/1/17		250,000	287,385
JPMorgan Chase Capital XXV 6.80% 10/1/37		266,000	268,660
KeyBank 5.45% 3/3/16		500,000	555,793
KeyCorp 5.10% 3/24/21		280,000	315,336
Korea Development Bank 8.00% 1/23/14		195,000	214,426
Lloyds TSB Bank 4.20% 3/28/17		570,000	578,921
PNC Bank 6.875% 4/1/18		250,000	300,817
PNC Funding
3.30% 3/8/22		140,000	141,869
5.125% 2/8/20		210,000	242,423
SunTrust Banks 3.50% 1/20/17		440,000	451,814
SVB Financial Group 5.375% 9/15/20		150,000	165,320
U.S. Bank North America 4.95% 10/30/14		250,000	273,612
•USB Capital IX 3.50% 4/15/49		745,000	568,822
Wachovia
•0.837% 10/15/16		95,000	88,482
5.25% 8/1/14		105,000	112,962
Wachovia Bank North America 5.60% 3/15/16		265,000	296,794
Wells Fargo 3.50% 3/8/22		505,000	512,567
Zions Bancorporation
4.50% 3/27/17		115,000	115,719
7.75% 9/23/14		95,000	103,574
			11,466,660
Basic Industry – 5.60%
*AK Steel 7.625% 5/15/20		235,000	226,775
Alcoa
5.40% 4/15/21		455,000	479,059
6.75% 7/15/18		435,000	499,153
*#Anglo American Capital 144A 2.625% 4/3/17		535,000	538,415
ArcelorMittal
6.25% 2/25/22		415,000	423,494
9.85% 6/1/19		485,000	586,997
#Barrick Gold 144A
3.85% 4/1/22		900,000	930,749
5.25% 4/1/42		55,000	57,967
Barrick North America Finance 4.40% 5/30/21		120,000	129,495
CF Industries 7.125% 5/1/20		275,000	329,313
#Codelco 144A 3.75% 11/4/20		1,161,000	1,215,329
Domtar 4.40% 4/1/22		175,000	176,367
Dow Chemical 8.55% 5/15/19		479,000	636,044
Georgia-Pacific 8.00% 1/15/24		955,000	1,248,193
Hexion Finance 8.875% 2/1/18		160,000	168,400
International Paper
4.75% 2/15/22		720,000	770,102
9.375% 5/15/19		55,000	73,607
#Kinross Gold 144A 5.125% 9/1/21		145,000	150,266
#LyondellBasell Industries 144A 5.75% 4/15/24		610,000	632,875
Novelis 8.75% 12/15/20		135,000	149,513
Rayonier 3.75% 4/1/22		220,000	218,366
#Taminco Global Chemical 144A 9.75% 3/31/20		940,000	987,000
Teck Resources
3.00% 3/1/19		5,000	5,001
5.20% 3/1/42		310,000	302,901
Vale Overseas 4.375% 1/11/22		565,000	581,708
			11,517,089

Brokerage – 0.24%
Jefferies Group
6.25% 1/15/36		40,000	35,300
6.45% 6/8/27		60,000	57,600
Lazard Group 6.85% 6/15/17		366,000	404,615
			497,515
Capital Goods – 0.60%
Ball 5.75% 5/15/21		495,000	534,601
•*#Cemex 144A 5.47% 9/30/15		150,000	134,625
Stanley Black & Decker 3.40% 12/1/21		160,000	165,306
#URS 144A 5.00% 4/1/22		200,000	200,447
#Votorantim Cimentos 144A 7.25% 4/5/41		200,000	205,500
			1,240,479
Communications – 5.46%
America Movil 5.00% 3/30/20		535,000	607,068
American Tower
4.70% 3/15/22		95,000	97,716
*5.90% 11/1/21		910,000	1,024,785
#Brasil Telecom 144A
5.75% 2/10/22		265,000	272,288
9.75% 9/15/16	BRL	1,700,000	943,131
Centurylink 5.80% 3/15/22	USD	365,000	362,534
#Clearwire Communications 144A 12.00% 12/1/15		220,000	204,050
Cricket Communications 7.75% 10/15/20		150,000	141,188
#Crown Castle Towers 144A 4.883% 8/15/20		915,000	972,219
#Deutsche Telekom International Finance 144A
2.25% 3/6/17		360,000	357,769
3.125% 4/11/16		355,000	368,193
#DIRECTV Holdings 144A 3.80% 3/15/22		690,000	688,281
DISH 7.875% 9/1/19		115,000	133,688
Intelsat Bermuda 11.25% 2/4/17		525,000	546,000
Interpublic Group 4.00% 3/15/22		665,000	666,037
#Nara Cable Funding 144A 8.875% 12/1/18		500,000	460,000
Omnicom Group 3.625% 5/1/22		300,000	300,871
Qwest 6.75% 12/1/21		185,000	208,871
Sprint Nextel
6.00% 12/1/16		110,000	100,375
8.375% 8/15/17		130,000	125,775
Telecom Italia Capital 5.25% 10/1/15		120,000	122,400
Telefonica Emisiones
5.462% 2/16/21		35,000	32,950
6.421% 6/20/16		190,000	195,764
Time Warner Cable 8.25% 4/1/19		385,000	502,171
#UPCB Finance III 144A 6.625% 7/1/20		250,000	255,000
#VimpelCom Holdings 144A 7.504% 3/1/22		200,000	195,000
Virgin Media Secured Finance 6.50% 1/15/18		500,000	547,500
#Vivendi 144A
3.45% 1/12/18		455,000	444,741
6.625% 4/4/18		212,000	240,636
#Wind Acquisition Finance 144A 11.75% 7/15/17		95,000	93,813
			11,210,814
Consumer Cyclical – 2.54%
AutoZone 3.70% 4/15/22		175,000	178,441
Ford Motor Credit
5.00% 5/15/18		200,000	216,626
12.00% 5/15/15		200,000	253,500
#FUEL Trust 144A 3.984% 6/15/16		200,000	207,386
Historic TW 6.875% 6/15/18		540,000	665,077
Host Hotels & Resorts
#144A 5.25% 3/15/22		180,000	179,775
5.875% 6/15/19		75,000	80,063
6.00% 11/1/20		95,000	101,531
#144A 6.00% 10/1/21		98,000	104,860
Lowe's 3.12% 4/15/22		500,000	507,981
Macy's Retail Holdings
3.875% 1/15/22		705,000	727,255
5.90% 12/1/16		354,000	406,807
MGM Resorts International
11.125% 11/15/17		215,000	244,563
11.375% 3/1/18		125,000	149,531
13.00% 11/15/13		55,000	64,075

Western Union 3.65% 8/22/18	110,000	119,094
Wyndham Worldwide
4.25% 3/1/22	800,000	806,266
5.625% 3/1/21	90,000	99,793
5.75% 2/1/18	105,000	116,695
		5,229,319
Consumer Non-Cyclical – 4.86%
Bio-Rad Laboratories 4.875% 12/15/20	30,000	31,611
Boston Scientific 6.00% 1/15/20	310,000	362,580
CareFusion 6.375% 8/1/19	475,000	562,690
Celgene
2.45% 10/15/15	250,000	256,654
3.95% 10/15/20	120,000	125,800
Del Monte 7.625% 2/15/19	90,000	91,350
#Express Scripts Holding 144A
2.65% 2/15/17	375,000	382,169
3.50% 11/15/16	360,000	380,788
3.90% 2/15/22	205,000	211,390
4.75% 11/15/21	50,000	54,816
#Heineken 144A 3.40% 4/1/22	400,000	406,401
#JBS USA Finance 144A 8.25% 2/1/20	500,000	507,500
Koninklijke Philips Electronics
3.75% 3/15/22	235,000	242,634
5.00% 3/15/42	240,000	250,923
•Kraft Foods 1.344% 7/10/13	240,000	241,310
Kroger 3.40% 4/15/22	325,000	325,806
Medtronic 3.125% 3/15/22	230,000	236,265
Molson Coors Brewing Company
3.50% 5/1/22	220,000	222,410
5.00% 5/1/42	250,000	256,136
#Mylan 144A 6.00% 11/15/18	245,000	258,475
#Pernod-Ricard 144A
2.95% 1/15/17	450,000	458,395
5.50% 1/15/42	150,000	153,903
Quest Diagnostics
4.70% 4/1/21	515,000	569,421
4.75% 1/30/20	25,000	27,386
#SABMiller Holdings 144A
2.45% 1/15/17	200,000	205,048
3.75% 1/15/22	1,410,000	1,469,397
Safeway 4.75% 12/1/21	535,000	536,207
Sara Lee 4.10% 9/15/20	36,000	37,236
#Woolworths 144A
3.15% 4/12/16	155,000	161,284
4.55% 4/12/21	380,000	417,843
Yale University 2.90% 10/15/14	250,000	264,057
Zimmer Holdings 4.625% 11/30/19	240,000	269,705
		9,977,590
Electric – 4.08%
Ameren Illinois 9.75% 11/15/18	769,000	1,058,023
#American Transmission Systems 144A 5.25% 1/15/22	225,000	256,740
Baltimore Gas & Electric 3.50% 11/15/21	405,000	423,734
CenterPoint Energy 5.95% 2/1/17	165,000	188,833
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	200,000	218,500
CMS Energy
4.25% 9/30/15	95,000	99,049
6.25% 2/1/20	190,000	210,320
ComEd Financing III 6.35% 3/15/33	190,000	187,402
Commonwealth Edison 3.40% 9/1/21	490,000	520,600
Florida Power 5.65% 6/15/18	40,000	48,530
Great Plains Energy 5.292% 6/15/22	345,000	377,884
•Integrys Energy Group 6.11% 12/1/66	165,000	165,782
Ipalco Enterprises 5.00% 5/1/18	75,000	75,000
Jersey Central Power & Light 5.625% 5/1/16	75,000	84,814
LG&E & KU Energy
3.75% 11/15/20	115,000	117,360
#144A 4.375% 10/1/21	380,000	402,077
•NextEra Energy Capital Holdings 6.35% 10/1/66	385,000	393,075

PacifiCorp 2.95% 2/1/22	275,000	278,721
Pennsylvania Electric 5.20% 4/1/20	175,000	194,886
•PPL Capital Funding 6.70% 3/30/67	335,000	331,992
Public Service Electric & Gas 3.50% 8/15/20	125,000	135,075
Public Service of Oklahoma 5.15% 12/1/19	550,000	628,806
Puget Energy 6.00% 9/1/21	65,000	69,618
•Puget Sound Energy 6.974% 6/1/67	525,000	543,061
SCANA 4.125% 2/1/22	815,000	830,365
•Wisconsin Energy 6.25% 5/15/67	535,000	553,007
		8,393,254
Energy – 4.27%
Apache
3.25% 4/15/22	190,000	196,565
4.75% 4/15/43	340,000	363,778
#BG Energy Capital 144A 4.00% 10/15/21	300,000	321,459
#Canadian Oil Sands 144A 4.50% 4/1/22	235,000	241,812
#CNOOC Finance 2012 144A 3.875% 5/2/22	280,000	280,807
Ecopetrol 7.625% 7/23/19	43,000	54,202
Encana 3.90% 11/15/21	320,000	315,733
#ENI 144A 4.15% 10/1/20	140,000	139,897
Husky Energy 3.95% 4/15/22	1,000,000	1,039,187
Lukoil International Finance 6.125% 11/9/20	200,000	213,254
Noble Holding International
3.95% 3/15/22	285,000	290,111
5.25% 3/15/42	510,000	516,560
Pemex Project Funding Master Trust 6.625% 6/15/35	90,000	106,425
#Pertamina Persero 144A 6.00% 5/3/42	270,000	265,950
Petrobras International Finance
5.375% 1/27/21	545,000	599,734
5.75% 1/20/20	40,000	44,846
5.875% 3/1/18	45,000	50,911
PetroHawk Energy 7.25% 8/15/18	280,000	319,550
Petroleos de Venezuela 9.00% 11/17/21	280,000	229,320
Pride International 6.875% 8/15/20	475,000	585,916
Range Resources 8.00% 5/15/19	220,000	243,100
SandRidge Energy 8.75% 1/15/20	235,000	251,450
Transocean
5.05% 12/15/16	645,000	701,121
6.375% 12/15/21	215,000	252,229
Weatherford Bermuda
4.50% 4/15/22	505,000	522,257
9.625% 3/1/19	150,000	198,695
#Woodside Finance 144A
8.125% 3/1/14	280,000	310,634
8.75% 3/1/19	85,000	109,496
		8,764,999
Finance Companies – 1.67%
#CDP Financial 144A
4.40% 11/25/19	280,000	308,728
5.60% 11/25/39	250,000	299,708
General Electric Capital
2.30% 4/27/17	135,000	135,342
#144A 3.80% 6/18/19	250,000	252,186
4.65% 10/17/21	230,000	250,553
6.00% 8/7/19	765,000	905,483
#Hyundai Capital Services 144A
3.50% 9/13/17	200,000	202,082
4.375% 7/27/16	260,000	274,569
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	156,450
International Lease Finance
5.875% 4/1/19	85,000	83,597
6.25% 5/15/19	88,000	88,890
8.75% 3/15/17	100,000	112,500
#IPIC GMTN 144A 5.50% 3/1/22	200,000	210,000
PHH 9.25% 3/1/16	145,000	148,625
		3,428,713
Insurance – 1.54%
American International Group
5.85% 1/16/18	20,000	22,050
8.25% 8/15/18	245,000	297,600

•Chubb 6.375% 3/29/67	680,000	699,550
Coventry Health Care 5.45% 6/15/21	720,000	814,339
#Highmark 144A
4.75% 5/15/21	200,000	203,377
6.125% 5/15/41	30,000	31,737
•ING Groep 5.775% 12/29/49	85,000	73,100
MetLife 6.817% 8/15/18	220,000	272,212
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	475,000	480,273
Prudential Financial
3.875% 1/14/15	65,000	68,617
4.50% 11/15/20	50,000	53,508
6.00% 12/1/17	120,000	141,286
=‡w@#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	0
		3,157,649
Natural Gas – 2.62%
AmeriGas Finance 7.00% 5/20/22	650,000	664,624
El Paso Pipeline Partners Operating 6.50% 4/1/20	505,000	582,616
•Enbridge Energy Partners 8.05% 10/1/37	265,000	290,201
Energy Transfer Partners 9.70% 3/15/19	127,000	163,800
Enterprise Products Operating
4.05% 2/15/22	400,000	423,520
•7.034% 1/15/68	280,000	300,653
9.75% 1/31/14	130,000	148,444
Kinder Morgan Energy Partners
3.95% 9/1/22	235,000	237,145
9.00% 2/1/19	415,000	534,852
Nisource Finance 5.80% 2/1/42	150,000	163,820
Plains All American Pipeline 8.75% 5/1/19	195,000	257,601
Southwest Gas 3.875% 4/1/22	305,000	319,663
TransCanada Pipelines
3.80% 10/1/20	100,000	109,170
•6.35% 5/15/67	310,000	323,954
Williams Partners
4.00% 11/15/21	210,000	217,929
7.25% 2/1/17	535,000	649,174
		5,387,166
Real Estate – 1.69%
Alexandria Real Estate Equities 4.60% 4/1/22	510,000	513,129
Brandywine Operating Partnership 4.95% 4/15/18	140,000	143,209
Developers Diversified Realty
4.75% 4/15/18	80,000	82,993
7.875% 9/1/20	90,000	108,257
9.625% 3/15/16	150,000	182,727
Digital Realty Trust
5.25% 3/15/21	450,000	477,468
5.875% 2/1/20	95,000	104,826
Health Care REIT
4.125% 4/1/19	405,000	408,671
5.25% 1/15/22	30,000	31,823
Mack-Cali Realty 4.50% 4/18/22	200,000	204,834
Regency Centers
4.80% 4/15/21	55,000	58,155
5.875% 6/15/17	95,000	107,448
UDR 4.625% 1/10/22	455,000	476,798
•#USB Realty 144A 1.614% 12/22/49	100,000	74,889
#WEA Finance 144A 4.625% 5/10/21	470,000	488,085
		3,463,312
Technology – 1.27%
GXS Worldwide 9.75% 6/15/15	240,000	232,200
*Hewlett-Packard 4.05% 9/15/22	460,000	465,034
National Semiconductor 6.60% 6/15/17	255,000	317,024
#Samsung Electronics America 144A 1.75% 4/10/17	200,000	200,414
#Seagate Technology International 144A 10.00% 5/1/14	146,000	165,345
Symantec 4.20% 9/15/20	125,000	130,925
Tyco Electronics Group 3.50% 2/3/22	250,000	250,607
Xerox
4.50% 5/15/21	265,000	277,210
6.35% 5/15/18	490,000	577,424
		2,616,183

Transportation – 0.76%
#Brambles USA 144A
3.95% 4/1/15		125,000	130,943
5.35% 4/1/20		205,000	225,206
Burlington Northern Santa Fe 4.40% 3/15/42		650,000	641,015
#Erac USA Finance 144A
2.75% 3/15/17		10,000	10,074
5.25% 10/1/20		370,000	408,023
Union Pacific 4.163% 7/15/22		125,000	137,538
			1,552,799
Total Corporate Bonds (cost $85,681,220)			87,903,541

Non-Agency Asset-Backed Securities – 2.68%
AEP Texas Central Transition Funding Series 2012-1 A2 1.976% 6/1/21		395,000	398,194
•Ally Master Owner Trust Series 2011-1 A1 1.11% 1/15/16		140,000	141,039
#Avis Budget Rental Car Funding Series 2011-2A A 144A 2.37% 11/20/14		135,000	137,434
Bank of America Auto Trust Series 2012-1 A3 0.78% 6/15/16		450,000	450,406
•Bank of America Credit Card Trust Series 2007-A9 A9 0.28% 11/17/14		90,000	90,000
#Cabela's Master Credit Card Trust Series 2012-1A A1 144A 1.63% 2/18/20		205,000	205,985
•Capital One Multi-Asset Execution Trust
Series 2007-A4 A4 0.27% 3/16/15		400,000	399,979
Series 2007-A7 A7 5.75% 7/15/20		100,000	120,922
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21		120,000	122,296
#CIT Equipment Collateral Series 2010-VT1A A3 144A 2.41% 5/15/13		28,213	28,295
•#Citibank Omni Master Trust Series 2009-A14A A14 144A 2.99% 8/15/18		750,000	789,775
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	232,929
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		190,000	228,363
Series 2012-A1 A1 0.81% 8/15/17		310,000	310,064
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17		200,000	199,980
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	103,265
Ford Credit Auto Lease Trust Series 2012-A A4 1.03% 4/15/15	USD	390,000	390,239
GE Capital Credit Card Master Note Trust Series 2012-2 A 2.22% 1/15/22		250,000	251,965
#Golden Credit Card Trust Series 2012-2A A1 144A 1.77% 1/15/19		180,000	181,020
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14		160,000	160,613
Harley Davidson Motorcycle Trust
Series 2008-1 A4 4.90% 12/15/13		28,060	28,249
Series 2009-4 A3 1.87% 2/17/14		10,772	10,783
John Deere Owner Trust Series 2011-A A4 1.96% 4/16/18		145,000	148,325
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.32% 10/15/14		50,000	50,000
•Merrill Auto Trust Securitization Series 2007-1 A4 0.30% 12/15/13		3,210	3,210
#Volvo Financial Equipment Series 2012-1A A4 144A 1.09% 8/15/17		330,000	331,192
Total Non-Agency Asset-Backed Securities (cost $5,478,301)			5,514,522

Non-Agency Collateralized Mortgage Obligations – 0.29%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		18,791	17,421
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		20,893	20,490
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		89,815	93,604
Series 1999-3 A 8.00% 8/19/29		203,412	200,755
•JPMorgan Mortgage Trust Series 2007-A1 7A4 4.066% 7/25/35		302,993	140,600
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		141,205	91,383
•Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 2.616% 4/25/36		32,379	25,393
Total Non-Agency Collateralized Mortgage Obligations (cost $815,242)			589,646

ΔRegional Bonds – 1.85%
Australia – 1.45%
New South Wales Treasury 6.00% 4/1/19	AUD	1,246,000	1,446,523
Queensland Treasury
6.00% 9/14/17	AUD	156,000	177,980
6.25% 6/14/19	AUD	1,168,000	1,364,897
			2,989,400
Canada – 0.40%
Province of British Columbia 1.20% 4/25/17	USD	250,000	250,531
Province of Ontario
3.15% 6/2/22	CAD	306,000	311,548
4.40% 4/14/20	USD	180,000	207,098
Province of Quebec 4.25% 12/1/21	CAD	50,000	55,570
			824,747
Total Regional Bonds (cost $3,721,777)			3,814,147

«Senior Secured Loans – 4.93%
Alliance HealthCare Services 7.25% 6/1/16	USD	92,202	88,284
BNY ConvergEx Group
8.75% 12/16/17		70,442	70,002
(EZE Castle Software) 8.75% 11/29/17		29,558	29,373
Brickman Group Holdings Tranche B 7.25% 10/14/16		95,757	96,874
Burlington Coat Factory Tranche B 6.25% 2/10/17		760,426	762,566
Caesars Entertainment Tranche Loan B6 5.494% 1/28/18		503,000	461,593
Cengage Learning Acquisitions 2.49% 7/3/14		335,000	307,833
Chrysler Group 6.00% 4/28/17		647,284	660,100
Clear Channel Communications
Tranche A 3.639% 7/30/14		423,234	393,928
Tranche B 3.889% 1/29/16		738,352	597,246
Consolidated Container 5.75% 9/28/14		55,000	52,542
Delos Aircraft 4.75% 3/17/16		700,000	704,305
Dynegy 1st Lien 9.25% 7/11/16		279,298	293,439
Emdeon Tranche B 6.75% 8/3/18		593,513	600,083
First Data 5.00% 3/24/17		745,857	713,751
Frac Tech International Tranche B 6.25% 4/19/16		163,901	157,704
Goodman Global Tranche B 5.75% 10/28/16		43,083	43,413
Houghton International Tranche B 6.75% 1/11/16		98,571	99,126
Immucor Tranche B 7.25% 7/2/18		503,435	509,572
Lawson Software Tranche Loan B 6.25% 3/16/18		200,000	203,063
Level 3 Financing Tranche B3 5.75% 9/1/18		250,000	254,031
Lord & Taylor 5.75% 12/2/18		149,625	151,917
Multiplan 4.75% 8/26/17		17,755	17,747
Nuveen Investment
5.863% 5/13/17		200,000	200,521
8.25% 3/1/19		85,000	87,125
OSI Restaurant Partners
2.00% 6/14/13		6,281	6,101
2.563% 6/13/14		197,104	195,242
2.593% 6/14/13		13,254	13,129
PQ 6.74% 7/30/15		100,000	95,625
@Prime Healthcare Services Tranche B 7.25% 4/28/15		398,854	396,859
Reynolds Group Holdings 6.50% 7/7/18		320,818	325,906
Toys R Us Tranche B 6.00% 9/1/16		477,538	478,431
Univision Communications 4.489% 3/29/17		852,312	797,916
Visant 5.25% 12/31/16		259,017	256,150
Total Senior Secured Loans (cost $9,990,175)			10,121,497

ΔSovereign Bonds – 3.03%
Brazil – 0.15%
Republic of Brazil
5.625% 1/7/41		167,000	199,565
8.875% 10/14/19		80,000	114,240
			313,805
Canada – 0.15%
Canadian Government
3.75% 6/1/19	CAD	172,000	196,267
4.00% 6/1/17	CAD	91,000	102,668
			298,935
Chile – 0.09%
Chile Government International 5.50% 8/5/20	CLP	82,000,000	177,117
			177,117
Colombia – 0.06%
Colombia Government International 6.125% 1/18/41	USD	102,000	129,336
			129,336
Finland – 0.09%
Finland Government 4.00% 7/4/25	EUR	113,000	173,492
			173,492
Indonesia – 0.05%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	677,000,000	98,899
			98,899
Mexico – 0.66%
Mexican Bonos 8.50% 5/31/29	MXN	13,433,700	1,193,245
Mexico Government International 4.75% 3/8/44	USD	160,000	164,880
			1,358,125
Norway – 1.02%

Norway Government
4.25% 5/19/17	NOK	414,000	81,621
4.50% 5/22/19	NOK	7,242,000	1,489,708
5.00% 5/15/15	NOK	2,744,000	529,015
			2,100,344
Peru – 0.03%
Republic of Peru 5.625% 11/18/50	USD	60,000	69,750
			69,750
Philippines – 0.13%
Philippines Government International 9.50% 10/21/24		180,000	269,550
			269,550
Poland – 0.03%
Poland Government
5.25% 10/25/17	PLN	164,000	52,805
5.25% 10/25/20	PLN	47,000	14,839
			67,644
Russia – 0.13%
Russian-Eurobond
#144A 3.25% 4/4/17	USD	200,000	203,250
7.50% 3/31/30		52,325	62,855
			266,105
South Africa – 0.10%
South Africa Government 8.00% 12/21/18	ZAR	1,490,000	198,894
			198,894
Sweden – 0.04%
Swedish Government 3.00% 7/12/16	SEK	500,000	79,397
			79,397
United Kingdom – 0.30%
U.K. Treasury
4.00% 3/7/22	GBP	114,060	216,521
4.25% 12/7/27	GBP	86,000	166,016
4.75% 3/7/20	GBP	121,000	240,458
			622,995
Total Sovereign Bonds (cost $6,032,884)			6,224,388

Supranational Banks – 0.07%
International Bank for Reconstruction & Development
3.25% 12/15/17	SEK	300,000	47,173
3.375% 4/30/15	NOK	530,000	95,527
Total Supranational Banks (cost $144,897)			142,700

U.S. Treasury Obligations – 14.38%
U.S. Treasury Bonds
3.125% 11/15/41	USD	8,045,000	8,071,396
3.125% 2/15/42		55,000	55,163
U.S. Treasury Notes
0.875% 4/30/17		4,600,000	4,615,093
1.00% 3/31/17		9,130,000	9,222,724
2.00% 2/15/22		7,530,000	7,587,650
Total U.S. Treasury Obligations (cost $29,279,060)			29,552,026

		Number of
		Shares
Preferred Stock – 0.50%
Alabama Power 5.625%		3,715	94,101
BB&T 5.85%		5,050	126,250
•PNC Financial Services Group
6.125%		5,000	126,500
8.25%		260,000	270,930
•U.S. Bancorp
3.50%		350	273,000
6.00%		5,000	129,000
Total Preferred Stock (cost $967,719)			1,019,781

		Principal
		Amount°
Short-Term Investments – 16.63%
≠Discount Notes – 5.00%
Federal Home Loan Bank
0.11% 5/25/12	USD	7,518,691	7,518,541
0.115% 6/29/12		2,751,841	2,751,571
			10,270,112

Repurchase Agreements – 11.63%
Bank of America 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $5,886,289
(collateralized by U.S. government obligations 2.25%-4.125%
1/31/15-5/15/15; market value $6,003,987)	5,886,261	5,886,261

BNP Paribas 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $18,010,824
(collateralized by U.S. government obligations 0.00%-2.375%
7/26/12-10/31/16; market value $18,370,953)	18,010,739	18,010,739
		23,897,000
Total Short-Term Investments (cost $34,166,462)		34,167,112

Total Value of Securities Before Securities Lending Collateral – 110.16%
(cost $222,075,608)		226,357,874

	Number of
	Shares
**Securities Lending Collateral – 0.01%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	6,577	6,411
Delaware Investments Collateral Fund No.1	5,081	5,081
@†Mellon GSL Reinvestment Trust II	12,695	0
Total Securities Lending Collateral (cost $24,353)		11,492

Total Value of Securities – 110.17%
(cost $222,099,961)		226,369,366 ©

	Number of
	Contracts
Options Written – (0.01%)
Call Options – (0.00%)
U.S. Bond Future, strike price $140.00, expires 5/26/12 (JPMC)	(7)	(22,859)
U.S. Bond Future, strike price $145.00, expires 5/26/12 (JPMC)	(3)	(1,453)
Total Options Written (Premium Received $(13,237))		(24,312)

**Obligation to Return Securities Lending Collateral – (0.01%)		(24,353)
Other Liabilities Net of Receivables and Other Assets – (10.15%)		(20,851,774)«
Net Assets Applicable to 23,983,478 Shares Outstanding – 100.00%		$205,468,927

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of April 30, 2012. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2012, the aggregate value of Rule 144A securities was $29,575,247, which represented 14.39% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At April 30, 2012, the aggregate value of illiquid securities was $701,624, which represented 0.34% of the Fund’s net assets. See Note 5 in “Notes.”
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s’ net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2012.
≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.
**See Note 4 in "Notes."
©Includes $23,472 of securities loaned.
«Includes $27,248,517 for payable for securities purchased, $3,5990,270 for receivable for securities sold and foreign currency valued at $238,740 with a cost of $236,366.

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at April 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	AUD	(278,472)	USD	287,269	6/1/12	$(1,801)
BAML	BRL	588,101	USD	(310,000)	6/1/12	(3,684)
BAML	CLP	(30,369,000)	USD	62,104	6/1/12	(625)
BAML	EUR	(871,090)	USD	1,152,295	6/1/12	(1,046)
BAML	HUF	(316,269,000)	USD	1,442,241	6/1/12	(10,078)
BAML	JPY	13,198,630	USD	(162,423)	6/1/12	2,911
BAML	MXN	3,452,133	USD	(260,306)	6/1/12	3,850
BAML	NZD	(1,134,498)	USD	921,991	6/1/12	(3,596)
BAML	ZAR	(1,579,381)	USD	202,350	6/1/12	175
BCLY	AUD	(83,651)	USD	86,176	6/1/12	(658)
BCLY	EUR	(126,372)	USD	167,117	6/1/12	(201)
CITI	BRL	588,690	USD	(310,000)	6/1/12	(3,377)
CITI	EUR	(200,981)	USD	265,782	6/1/12	(321)
GSC	BRL	1,015,668	USD	(537,732)	6/1/12	(8,714)
GSC	GBP	(229,346)	USD	370,644	6/1/12	(1,535)
GSC	RUB	9,216,300	USD	(312,523)	6/1/12	(364)
HSBC	AUD	(547,870)	USD	564,862	6/1/12	(3,859)
HSBC	EUR	(10,051)	USD	13,289	6/1/12	(19)
HSBC	JPY	16,241,000	USD	(200,000)	6/1/12	3,444
HSBC	NOK	(573,214)	USD	100,127	6/1/12	85
HSBC	PLN	(477,360)	USD	150,718	6/1/12	(141)
JPMC	BRL	550,250	USD	(291,045)	6/1/12	(4,444)
JPMC	EUR	(62,448)	USD	82,469	6/1/12	(214)
JPMC	NOK	(566,745)	USD	98,853	6/1/12	(60)
MSC	AUD	(174,611)	USD	179,861	6/1/12	(1,395)
MSC	EUR	(419,291)	USD	554,146	6/1/12	(1,004)
MSC	JPY	(6,420,240)	USD	79,009	6/1/12	(1,414)
MSC	NOK	(885,776)	USD	154,498	6/1/12	(94)
MSC	RUB	7,178,075	USD	(243,191)	6/1/12	(67)
						$(38,246)

Swap Contracts
CDS Contracts

						Unrealized
	Swap &	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	ITRAXX Europe Subordinate
	Financials 17.1 5 yr CDS	EUR	1,070,000	5.00%	6/20/17	$53,685
BAML	Kingdom of Spain 5 yr CS	USD	288,000	1.00%	12/20/15	11,650
BCLY	ITRAXX Europe Subordinate
	Financials 17.1 5 yr CDS	EUR	1,040,000	5.00%	6/20/17	51,851
	Kingdom of Spain
BCLY	5 yr CDS	USD	240,000	1.00%	3/20/15	20,238
BCLY	5 yr CDS		140,000	1.00%	3/21/16	6,358
BCLY	Republic of France 5 yr CDS		202,000	0.25%	9/20/16	(1,194)
JPMC	ITRAXX Europe Subordinate
	Financials 17.1 5 yr CDS	EUR	1,630,000	5.00%	6/20/17	19,404
	Kingdom of Spain
JPMC	5 yr CDS	USD	145,000	1.00%	9/20/16	5,784
JPMC	5 yr CDS		156,000	1.00%	3/20/17	6,381
JPMC	MeadWestvaco 5 yr CDS		140,000	1.00%	12/20/16	(5,609)
	Japan
MSC	5 yr CDS		120,000	1.00%	9/20/16	(1,654)
MSC	5 yr CDS		429,000	1.00%	3/20/17	(9,209)
	Kingdom of Belgium
MSC	5 yr CDS		288,000	1.00%	12/20/16	(8,491)
MSC	5 yr CDS		265,000	1.00%	3/20/17	(3,720)
	Kingdom of Spain
MSC	5 yr CDS		200,000	1.00%	6/20/16	12,656
MSC	5 yr CDS		150,000	1.00%	9/20/16	3,996
MSC	5 yr CDS		810,000	1.00%	3/20/17	29,438
MSC	5 yr CDS		200,000	1.00%	6/20/17	(1,127)
	Republic of France
MSC	5 yr CDS		87,000	0.25%	9/20/16	(71)
MSC	5 yr CDS		207,000	0.25%	12/20/16	(1,445)
MSC	5 yr CDS		350,000	0.25%	3/20/17	2,724
	Republic of Italy
MSC	5 yr CDS		130,000	1.00%	9/20/16	4,411
MSC	5 yr CDS		190,000	1.00%	3/20/17	(1,962)
						$194,094

	Protection Sold / Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa	USD	140,000	1.00%	12/20/16	$4,577
JPMC	Tyson Foods CDS / Ba		145,000	1.00%	3/20/16	3,019
						$7,596
Total						$201,690

The use of foreign currency exchange contracts, futures contracts, options written and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HUF – Hungarian Forint
IDR – Indonesia Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
MSC – Morgan Stanley Capital
MXN – Mexican Peso
NCUA – National Credit Union Administration
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
RUB – Russian Ruble
SEK – Swedish Krona
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements, as of the date of this report, were entered into on April 30, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2012, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$222,249,394
Aggregate unrealized appreciation	5,297,721
Aggregate unrealized depreciation	(1,177,749)
Net unrealized depreciation	$4,119,972

For federal income tax purposes, at July 31, 2011, capital loss carryforwards of $5,324,390 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $775,390 expires in 2015; $2,286,574 expires in 2016 and $2,262,426 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$52,872,062	$303,245	$53,175,307
Corporate Debt	-	98,262,413	-	98,262,413
Foreign Debt	-	10,181,235	-	10,181,235
U.S. Treasury Obligations	-	29,552,026	-	29,552,026
Short-Term Investments		34,167,112	-	34,167,112
Securities Lending Collateral	-	11,492	-	11,492
Preferred Stock	748,851	270,930	-	1,019,781
Total	$748,851	$225,292,958	$303,245	$226,345,054

Foreign Currency Exchange Contracts	$-	$(38,246)	$-	$(38,246)
Swap Contracts	-	201,690	-	201,690
Options Written	(24,312)	-	-	(24,312)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended April 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at April 30, 2012.

Options Contracts – During the six months ended April 30, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the period ended April 30, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at July 31, 2011	-	$-
Options written	165	182,887
Options expired	(68)	(66,848)
Options terminated in closing purchase transactions	(87)	(102,802)
Options outstanding at April 30, 2012	10	$13,237

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2012, the net unrealized appreciation of credit default swaps was $201,690. The Fund has posted $70,000 as collateral for certain open derivatives, which is presented as restricted cash on the schedule of investments. If a credit event had occurred for all open swap transactions where collateral posting was required as of April 30, 2012, the Fund would have received EUR 3,740,000 and USD 4,452,000 less the value of the contracts’ related reference obligations. The Fund received $350,000 in securities collateral for certain open derivatives.

As disclosed in the footnotes to the schedule of investments, at April 30, 2012, the notional value of the protection sold was $285,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2012, the net unrealized appreciation of the protection sold was $7,596.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At April 30, 2012, the value of securities on loan was $23,472 for which cash collateral was received and invested in accordance with the Lending Agreement. At April 30, 2012, the value of invested collateral was $11,492. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

April 30, 2012

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 1.05%
Fannie Mae REMICs
Series 2010-35 AB 5.00% 11/25/49	USD	1,416,102	$1,529,110
Series 2010-75 NA 4.00% 9/25/28		2,091,804	2,179,366
•Freddie Mac REMIC Series 3067 FA 0.59% 11/15/35		1,390,590	1,388,797
Total Agency Collateralized Mortgage Obligations (cost $5,060,269)			5,097,273

Agency Mortgage-Backed Securities – 7.25%
Fannie Mae S.F. 15 yr 4.00% 11/1/25		3,074,393	3,309,071
Fannie Mae S.F. 15 yr TBA
3.00% 5/1/27		931,000	971,440
3.50% 5/1/27		1,977,000	2,085,735
Fannie Mae S.F. 20 yr
5.00% 11/1/29		1,904,689	2,069,676
5.50% 4/1/27		991,504	1,086,820
Fannie Mae S.F. 30 yr
5.50% 2/1/38		1,697,600	1,866,100
6.00% 9/1/36		385,373	427,297
6.00% 2/1/38		1,864,312	2,067,129
6.00% 11/1/39		328,542	364,224
6.00% 4/1/40		1,726,257	1,912,682
6.00% 2/1/41		2,452,882	2,728,161
Fannie Mae S.F. 30 yr TBA
6.00% 5/1/42		6,866,000	7,590,148
6.00% 6/1/42		730,000	806,194
Freddie Mac S.F. 15 yr 3.00% 1/1/27		2,939,928	3,072,715
Freddie Mac S.F. 30 yr
6.00% 8/1/38		1,852,499	2,064,740
6.00% 10/1/38		2,596,393	2,893,863
Total Agency Mortgage-Backed Securities (cost $35,032,335)			35,315,995

Corporate Bonds – 0.74%
Banking – 0.07%
•Morgan Stanley 5.125% 3/5/18		357,000	357,964
			357,964
Brokerage – 0.61%
=^JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	2,965,286
			2,965,286
Insurance – 0.06%
•Prudential Financial 4.77% 6/10/15	USD	286,000	292,112
			292,112
Total Corporate Bonds (cost $3,138,761)			3,615,362

ΔSovereign Bonds – 8.64%
Australia – 2.39%
Australian Government Inflation Linked Bond 4.00% 8/20/15	AUD	6,214,000	11,641,816
			11,641,816
Brazil – 1.33%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	530,000	6,496,908
			6,496,908
Canada – 0.92%
Canadian Government Inflation Linked Bond 4.25% 12/1/21	CAD	3,136,614	4,471,758
			4,471,758
Republic of Korea – 1.93%
Korea Treasury Inflation Linked Bond
2.75% 3/10/17	KRW	7,975,658,250	7,675,298
2.75% 6/10/20	KRW	1,723,024,000	1,745,082
			9,420,380
South Africa – 1.28%
South Africa Government Inflation Linked Bond 2.75% 1/31/22	ZAR	44,674,748	6,229,970
			6,229,970
Sweden – 0.79%
Sweden Government Inflation Linked Bond 0.50% 6/1/17	SEK	24,500,000	3,867,492
			3,867,492
Total Sovereign Bonds (cost $38,974,890)			42,128,324

U.S. Treasury Obligations – 81.61%
U.S. Treasury Inflation Indexed Bonds
0.125% 4/15/16	USD	56,392,342	59,811,127
0.125% 4/15/17		91,413,408	97,919,483
0.125% 1/15/22		108,835,134	113,919,803
0.625% 4/15/13		40,552,928	41,364,000
0.625% 7/15/21		26,060,838	28,797,226
0.75% 2/15/42		25,490,509	25,617,962
2.00% 1/15/14		11,027,429	11,712,332
∞2.125% 2/15/41		13,468,018	18,550,109
Total U.S. Treasury Obligations (cost $387,886,535)			397,692,042

		Number of
		Contracts
Option Purchased – 0.12%
Call Option – 0.12%
U.S. 10 yr Futures Option, strike price $131.50, expires 8/25/12 (JPMC)		490	604,844
Total Option Purchased (cost $491,387)			604,844

		Principal
		Amount°
Short-Term Investments – 2.78%
Repurchase Agreements – 2.78%
Bank of America 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $3,333,684
(collateralized by U.S. government obligations 2.25%-4.125%
1/31/15-5/15/15; market value $3,400,341)	USD	3,333,668	3,333,668

BNP Paribas 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $10,200,380
(collateralized by U.S. government obligations 0.00%-2.375%
7/26/12-10/31/16; market value $10,404,339)		10,200,332	10,200,332
Total Short-Term Investments (cost $13,534,000)			13,534,000

Total Value of Securities – 102.19%
(cost $484,118,177)			497,987,840
Liabilities Net of Receivables and Other Assets – (2.19%)			(10,689,877	)«
Net Assets Applicable to 44,348,098 Shares Outstanding – 100.00%			$487,297,963

°Principal amount is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of April 30, 2012. Interest rates reset periodically.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2012, the aggregate value of fair valued securities was $2,965,286, which represented 0.61% of the Fund’s net assets. See Note 1 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
∞Fully or partially pledged as collateral for futures contracts.
«Includes foreign currency valued at $1,619,739 with a cost of $1,617,023.

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at April 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(14,735,541)	USD	19,492,468	6/1/12	$(17,688)
GSC	EUR	(1,086,615)	USD	1,436,201	6/1/12	(2,500)
HSBC	EUR	(2,548,447)	USD	3,369,353	6/1/12	(4,843)
JPMC	EUR	(3,670,000)	USD	4,846,602	6/1/12	(12,553)
MSC	EUR	(3,670,000)	USD	4,850,367	6/1/12	(8,787)
						$(46,371)

Futures Contract

				Unrealized
Contracts				Appreciation
to Buy	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
327 U.S. Long Bond	$46,536,550	$46,720,125	6/21/12	$183,575

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 17.1 5 yr CDS	EUR	7,210,000	5.00%	6/20/17	$359,470
BCLY	Kingdom of Spain 5 yr CDS	USD	4,850,000	1.00%	3/20/17	103,304
	ITRAXX Europe Subordinate
HSBC	Financials 17.1 5 yr CDS	EUR	1,805,000	5.00%	6/20/17	30,426
	ITRAXX Europe Subordinate
JPMC	Financials 17.1 5 yr CDS	EUR	10,830,000	5.00%	6/20/17	537,582
MSC	Republic of France 5 yr CDS	USD	1,020,000	0.25%	12/20/16	(10,338)
						$1,020,444

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
EUR – European Monetary Unit
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
REMIC – Real Estate Mortgage Investment Conduit
SEK – Swedish Krona
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund - Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011) and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Inflation-Indexed Bonds – The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statement of operations, even though investors do not receive their principal until maturity.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the fair value of investments, the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute income dividends and capital gains more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$484,118,177
Aggregate unrealized appreciation	$15,700,240
Aggregate unrealized depreciation	(1,830,577)
Net unrealized appreciation	$13,869,663

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$40,413,268	$-	$40,413,268
Corporate Debt	-	3,615,362	-	3,615,362
Foreign Debt	-	42,128,324	-	42,128,324
U.S. Treasury Obligations	-	397,692,042	-	397,692,042
Short-Term Investments	-	13,534,000	-	13,534,000
Options Purchased	604,844	-	-	604,844
Total	$604,844	$497,382,996	$-	$497,987,840

Foreign Currency Exchange Contracts	$-	$(46,371)	$-	$(46,371)
Futures Contracts	183,575	-	-	183,575
Swap Contracts	-	1,020,444	-	1,020,444

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Foreign
	Debt	Debt	Total
Balance as of 7/31/11	$3,185,193	$4,740,261	$7,925,454
Transfers out of Level 3	(2,501,481)	(4,326,964)	(6,828,445)
Net change in unrealized
appreciation/depreciation	(683,712)	(413,297)	(1,097,009)
Balance as of 4/30/12	$-	$-	$-

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/12	$-	$-	$-

During the period ended April 30, 2012, transfers out of Level 3 investments into Level 2 investments were made in the amount of $6,828,445 for the Fund. The transfer was due to the Fund's pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the period ended April 30, 2012, there were no transfers between Level 1 investments and Level 2 Investments that had a material impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended April 30, 2012, the Fund did not enter into any CDS contracts as a seller of protection. At April 30, 2012, the aggregate unrealized appreciation of CDS was $1,020,444. The Fund had posted $870,000 as cash collateral for open swap contracts. If a credit event had occurred for all open swap transactions where collateral posting was required as of April 30, 2012, the Fund would have received EUR 19,845,000 and USD 5,870,000 less the value of the contracts’ related reference obligations. The Fund received $307,000 in securities collateral for certain open derivatives.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended April 30, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-protected bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of April 30, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: